Item 1. Report to Shareholders

DECEMBER 31, 2004

VALUE FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

                               REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

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T. Rowe Price Value Fund
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Fellow Shareholders

Expect the unexpected. In many ways, this phrase sums up market behavior for 2004. Going into the year, many observers expected interest rates to rise substantially, crude oil prices to fall, and the stock market to have muted annual returns. Instead, interest rates held steady, crude oil prices surged through most of the year, and the S&P 500 Stock Index rose 10.88%. Most of the increase in the S&P occurred late in the year, with the market rising 7.59% in November and December as investor worry and uncertainty about the U.S. presidential election abated with the narrow but clear victory of President Bush. Your fund had another solid year of performance, returning 15.36% for the year. Even with the recent bear market, your fund has returned 14.78% on an annualized basis since its inception in September 1994.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Value Fund                                   9.92%        15.36%

Value Fund-Advisor Class                     9.82         15.22

S&P 500 Stock Index                          7.19         10.88

Lipper Multi-Cap Value Funds Index           9.86         14.91


We are also pleased with the fund's relative performance for the year as returns for the Value Fund exceeded not only the S&P 500 but also its Lipper benchmark of similar funds. Much of this outperformance was as a result of strong stock selection rather than sector selection. These results are consistent with our focus on investing on a bottom-up basis with particular care given to finding good companies trading at opportune valuation levels. Please see the Performance Comparison table for a more detailed quantitative analysis of performance.

YEAR-END DISTRIBUTION

On December 13, your Board of Trustees declared an annual income dividend of $0.18 per share. These distributions were paid on December 15 to shareholders of record on December 13, 2004, and you should have already received your check or statement reflecting them.

PORTFOLIO REVIEW

Energy was the best-performing sector for 2004, and it is no surprise that several energy companies including Total, Amerada Hess, Statoil, and Baker Hughes were all strong contributors to your fund's performance for the year. The industrials sector posted good performance in the period due to a rebound of economic activity. CNF, a supply chain management company, was the beneficiary of both strong demand and increased pricing rates in the trucking industry. Rockwell Collins benefited from a rebound in the commercial aerospace market, while Tyco performed well as the market focused more on the cash-flow generation capabilities of the company and less on the corporate scandals of yesteryear. Investments in select financial companies such as Genworth Financial and Charles Schwab also contributed positively to our strong results. Our investment in the telecommunication company Sprint contributed positively to performance as the company benefited from growth in its wireless unit and a stabilization in its long-distance business. In addition, the company recently announced the acquisition of Nextel; this combination is likely to generate significant cost synergies and should be a catalyst for management to unlock hidden value at each entity. (Please refer to our portfolio of investments for a complete listing of our holdings and the amount each represents of the portfolio.)

Counterbalancing these holdings to some extent were Merck and Marsh & McLennan. Merck came under pressure as a result of withdrawing its Vioxx arthritis drug from the market. Marsh & McLennan declined dramatically after New York Attorney General Eliot Spitzer accused the company of missteps in its insurance brokerage division. In addition, our overweighting of health care was a drag on performance and offset good stock selection in this sector, including our investments in Cardinal Health and MedImmune. We are continuing to add to our health care holdings as we still see attractive valuations in this sector.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and have a longer-term time horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently less than the average of our peers.

As the market has risen over the past year, it has become increasingly difficult to find appealing stocks from a value perspective. That said, opportunities exist in select areas, and during the year we have seen

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investment opportunities in higher-quality companies with relative valuation attractiveness, such as Coca-Cola and State Street Bank. Also, we have seen investment opportunities in European energy companies such as Total and Statoil and have aggressively added to our positions in these companies. When we compare the valuation appeal of American and European oil companies, we are struck by how the European firms are more attractively valued and have a more robust opportunity set given their access to new exploration frontiers in West Africa, the former Soviet Union, and other promising regions.

Sector Diversification
--------------------------------------------------------------------------------

                                                      Percent of      Percent of
                                                      Net Assets      Net Assets
                                                         6/30/04        12/31/04
--------------------------------------------------------------------------------

Financials                                                 22.5%           22.3%

Consumer Discretionary                                     18.4            19.4

Industrials and Business Services                          16.2            13.1

Health Care                                                 7.1             8.4

Energy                                                      7.6             7.8

Materials                                                   7.3             7.3

Consumer Staples                                            5.8             6.9

Information Technology                                      4.7             5.3

Telecommunications Services                                 2.8             3.2

Utilities                                                   3.0             2.9

Other and Reserves                                          4.6             3.4
--------------------------------------------------------------------------------
Total                                                     100.0%          100.0%

Historical weightings reflect current industry/sector classifications.

We have also focused our investment activity on swapping one company whose valuation merits have faded for another with more appealing characteristics. Accordingly, over the past year, we traded out of Huntington Bancshares to establish a position in State Street Bank. We took advantage of significant stock price appreciation in Motorola and swapped some of our position into Nokia. Also, we trimmed our position in Cooper Industries and used the proceeds to add to our holdings in GE, which over the course of the year became the largest position in your fund. In our view, all of these exchanges represent an upgrade in quality (defined by either the integrity of the company's balance sheet or its business model) within the same industry. The Major Portfolio Changes table at the end of this commentary highlights our purchase and sale activity during the past six months and year.

OUTLOOK

The only comment about the upcoming year that we can make with any degree of certainty is that at some point we will be surprised by the

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events that unfold in front of us. The last two years have been extremely good ones for the market as the S&P 500 is up 62.28% (with dividends reinvested) from its lows in October 2002. The main question to ask is, where does the market go from here? Our sense is that the economy will continue its gradual recovery and continue to support mild corporate earnings growth. However, with the market trading at a price-to-earnings ratio of 17 times 2005 estimated earnings, it is difficult to make a strong case for multiple expansion given the specter of rising interest rates and the structural weight of the budget and trade deficits. Therefore, we would expect to see equity markets rise in line with earnings growth, which suggests a more muted return environment for the market in 2005. In this type of market, we believe that equity returns will be generated more by superior stock selection rather than by a broad thematic approach to investing. We believe that this environment should be positive for your fund's performance given T. Rowe Price's organizational focus on in-house proprietary research and our bottom-up style of investing.

While we remain cautiously optimistic about the stock market's prospects for the year, our primary discipline is to follow the course we have taken since the fund's inception more than 10 years ago: selecting stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will focus our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,


John D. Linehan
President of the fund and chairman of its Investment Advisory Committee

January 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Lipper Index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

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T. Rowe Price Value Fund
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Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

GE                                                                          2.6%

Comcast                                                                     1.6

J.P. Morgan Chase                                                           1.6

Total                                                                       1.6

Liberty Media                                                               1.5
--------------------------------------------------------------------------------

Bank of America                                                             1.4

Coca-Cola                                                                   1.4

Union Pacific                                                               1.4

Honeywell International                                                     1.4

International Paper                                                         1.4
--------------------------------------------------------------------------------

Time Warner                                                                 1.3

DuPont                                                                      1.3

Microsoft                                                                   1.3

Marsh & McLennan                                                            1.2

Royal Dutch Petroleum                                                       1.2
--------------------------------------------------------------------------------

CSX                                                                         1.2

Sprint                                                                      1.2

State Street                                                                1.2

NiSource                                                                    1.2

Merck                                                                       1.2
--------------------------------------------------------------------------------

St. Paul Companies                                                          1.2

Newell Rubbermaid                                                           1.2

Baker Hughes                                                                1.2

Tyco International                                                          1.1

Genworth Financial                                                          1.1
--------------------------------------------------------------------------------
Total                                                                      34.0%

Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.

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T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

Coca-Cola *                             CNF **

State Street *                          Huntington Bancshares **

Statoil ASA *                           Amerada Hess

Cardinal Health *                       Ford Motor **

GM *                                    UnumProvident (common) **

Total                                   Illinois Tool Works **

Marsh & McLennan                        Cooper Industries

Charles Schwab *                        ChevronTexaco **

Liberty Media                           Marathon Oil **

International Paper                     Electronic Data Systems **



12 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

GE                                      CNF **

Coca-Cola *                             Amerada Hess

State Street *                          Toys "R" Us **

Family Dollar Stores *                  Huntington Bancshares **

Total                                   Hilton **

CSX *                                   TXU **

Royal Bank of Scotland *                ChevronTexaco **

Marsh & McLennan                        Cooper Industries

Statoil ASA *                           Norfolk Southern **

Radian *                                Motorola


 * Position added

** Position eliminated

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T. Rowe Price Value Fund
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Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

As of 12/31/04

S&P 500 Stock Index                     $ 31,258

Lipper Multi-Cap Value Funds Index      $ 31,696

Value Fund                              $ 39,858


                                S&P 500     Lipper Multi-Cap              Value
                            Stock Index     Value Funds Index              Fund

12/94                          $ 10,000            $ 10,000            $ 10,000

12/95                            13,758              13,101              13,985

12/96                            16,917              15,851              17,972

12/97                            22,561              20,117              23,228

12/98                            29,008              21,429              24,819

12/99                            35,112              22,702              27,092

12/00                            31,915              24,889              31,359

12/01                            28,122              25,212              31,861

12/02                            21,907              20,773              26,577

12/03                            28,190              27,583              34,551

12/04                            31,258              31,696              39,858

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table on the next page.


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T. Rowe Price Value Fund
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Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 12/31/04     1 Year   5 Years    10 Years    Inception        Date
--------------------------------------------------------------------------------

Value Fund                 15.36%     8.03%      14.83%           -      9/30/94

S&P 500 Stock Index        10.88     -2.30       12.07            -

Lipper Multi-Cap Value
Funds Index                14.91      6.90       12.23            -

Value Fund-Advisor Class   15.22         -           -         8.23%     3/31/00

S&P 500 Stock Index        10.88         -           -        -2.88

Lipper Multi-Cap Value
Funds Index                14.91         -           -         7.23

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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T. Rowe Price Value Fund
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class

Actual                             $1,000        $1,099.20                 $4.85

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.51                  4.67

Advisor Class

Actual                              1,000         1,098.20                  5.54

Hypothetical (assumes 5%
return before expenses)             1,000         1,019.86                  5.33

*Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the investor class was 0.92%; the Advisor Class was 1.05%.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period            $ 20.01    $ 15.56   $ 18.88   $ 19.15   $ 17.50

Investment activities

  Net investment income (loss)    0.19       0.18      0.18      0.17      0.24

  Net realized and
  unrealized gain (loss)          2.88       4.48     (3.31)    0.13**     2.48

  Total from
  investment activities           3.07       4.66     (3.13)     0.30      2.72

Distributions

  Net investment income          (0.18)     (0.20)    (0.15)    (0.17)    (0.23)

  Net realized gain                  -      (0.01)    (0.04)    (0.40)    (0.84)

  Total distributions            (0.18)     (0.21)    (0.19)    (0.57)    (1.07)

NET ASSET VALUE

End of period                  $ 22.90    $ 20.01   $ 15.56   $ 18.88   $ 19.15
                               -------------------------------------------------
Ratios/Supplemental Data

Total return^                    15.36%     30.00%  (16.58)%     1.60%    15.75%

Ratio of total expenses to
average net assets                0.93%      0.97%     0.95%     0.94%     0.91%

Ratio of net investment
income (loss) to average
net assets                        1.10%      1.06%     1.01%     0.93%     1.38%

Portfolio turnover rate           17.0%      30.6%     29.6%     42.2%     55.9%

Net assets, end of period
(in millions)                  $ 2,429    $ 1,482   $ 1,140   $ 1,322   $   989

  ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 **The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class

                                   Year                                  3/31/00
                                  Ended                                  Through
                               12/31/04   12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period            $ 19.93    $ 15.51   $ 18.84   $ 19.14   $ 17.57

Investment activities

  Net investment income (loss)    0.21       0.15      0.10      0.10      0.17*

  Net realized and
  unrealized gain (loss)          2.82       4.48     (3.24)     0.17**    2.45

  Total from
  investment activities           3.03       4.63     (3.14)     0.27      2.62

Distributions

  Net investment income          (0.16)     (0.20)    (0.15)    (0.17)    (0.21)

  Net realized gain                   -     (0.01)    (0.04)    (0.40)    (0.84)

  Total distributions            (0.16)     (0.21)    (0.19)    (0.57)    (1.05)

NET ASSET VALUE

End of period                  $ 22.80    $ 19.93   $ 15.51   $ 18.84   $ 19.14
                               -------------------------------------------------
Ratios/Supplemental Data

Total return^                    15.22%     29.91%  (16.67)%     1.45%  15.11%*

Ratio of total expenses to
average net assets                1.05%      1.04%     1.08%     1.06%   1.10%*!

Ratio of net investment
income (loss) to average
net assets                        0.96%      0.99%     1.08%     0.78%   1.04%*!

Portfolio turnover rate           17.0%      30.6%     29.6%     42.2%   55.9%

Net assets, end of period
(in thousands)                 $114,496    $73,739   $47,116   $ 8,673   $  77

  ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

  *Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/06.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

  !Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Portfolio of Investments (1)                         Shares/$ Par          Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   95.5%

CONSUMER DISCRETIONARY   19.3%


Automobiles   1.3%

GM                                                        450,000         18,027

Harley-Davidson                                           260,000         15,795

                                                                          33,822

Hotels, Restaurants & Leisure   1.7%

Fairmont Hotels                                           790,000         27,365

McDonald's                                                460,000         14,748

                                                                          42,113

Household Durables   2.8%

Fortune Brands                                            255,000         19,681

Newell Rubbermaid                                       1,220,000         29,512

Sony ADR                                                  585,000         22,791

                                                                          71,984

Leisure Equipment & Products   0.8%

Eastman Kodak                                             300,000          9,675

Hasbro                                                    600,000         11,628

                                                                          21,303

Media   10.1%

Cablevision Systems, Class A *                            885,000         22,037

Comcast, Class A *                                        202,000          6,723

Comcast, Special Class A *                              1,035,000         33,989

Disney                                                    775,000         21,545

Dow Jones                                                 548,400         23,614

Liberty Media, Class A *                                3,500,000         38,430

Liberty Media International, Series A *                   120,012          5,548

New York Times, Class A                                   635,000         25,908

Pearson (GBP)                                             740,000          8,910

Reuters (GBP)                                           1,755,000         12,693

Time Warner *                                           1,700,000         33,048

Viacom, Class B                                           655,000         23,836

                                                                         256,281

Multiline Retail   2.2%

Family Dollar Stores                                      875,000         27,326

May Department Stores                                     950,000         27,930

                                                                          55,256

Specialty Retail   0.4%

RadioShack                                                340,000         11,179

                                                                          11,179

Total Consumer Discretionary                                             491,938


CONSUMER STAPLES   6.6%


Beverages   2.9%

Coca-Cola                                                 845,000         35,178

Coca-Cola Enterprises                                     585,000         12,197

Heineken (EUR)                                            785,000         26,067

                                                                          73,442

Food & Staples Retailing   1.0%

CVS                                                       380,000         17,127

Safeway *                                                 376,000          7,422

                                                                          24,549

Food Products   1.7%

Campbell Soup                                             595,000         17,785

General Mills                                             540,000         26,843

                                                                          44,628

Household Products   0.4%

Clorox                                                    180,000         10,607

                                                                          10,607

Tobacco   0.6%

Altria Group                                              250,000         15,275

                                                                          15,275

Total Consumer Staples                                                   168,501


ENERGY   7.8%


Energy Equipment & Services   1.8%

Baker Hughes                                              690,000         29,442

Schlumberger                                              240,000         16,068

                                                                          45,510

Oil & Gas   6.0%

Amerada Hess                                              150,000         12,357

ConocoPhillips                                            215,000         18,668

ExxonMobil                                                515,000         26,399

Royal Dutch Petroleum ADS                                 540,000         30,985

Statoil ASA (NOK)                                       1,625,000         25,379

Total ADR                                                 365,000         40,092

                                                                         153,880

Total Energy                                                             199,390


FINANCIALS   21.9%


Capital Markets   4.7%

Charles Schwab                                          1,525,000         18,239

Franklin Resources                                        270,000         18,806

Mellon Financial                                          635,000         19,755

Merrill Lynch                                             215,000         12,851

Morgan Stanley                                            370,000         20,542

State Street                                              610,000         29,963

                                                                         120,156

Commercial Banks   4.3%

Bank of America                                           770,000         36,182

Comerica                                                  298,700         18,227

Royal Bank of Scotland (GBP)                              785,000         26,349

U.S. Bancorp                                              885,000         27,718

                                                                         108,476

Consumer Finance   1.0%

American Express                                          438,000         24,690

                                                                          24,690

Diversified Financial Services   3.5%

Citigroup                                                 455,000         21,922

J.P. Morgan Chase                                       1,034,272         40,347

Principal Financial Group                                 660,000         27,020

                                                                          89,289

Insurance   6.6%

Berkshire Hathaway, Class A *                                 270         23,733

Genworth Financial, Class A                               930,000         25,110

Hartford Financial Services                               395,000         27,378

Marsh & McLennan                                          965,000         31,749

Prudential                                                250,000         13,740

SAFECO                                                    325,000         16,978

St. Paul Companies                                        805,000         29,841

                                                                         168,529

Thrifts & Mortgage Finance   1.8%

Freddie Mac                                               280,000         20,636

Radian                                                    451,000         24,011

                                                                          44,647

Total Financials                                                         555,787


HEALTH CARE   8.3%


Biotechnology   1.1%

Chiron *                                                  150,000          4,999

MedImmune *                                               820,000         22,230

                                                                          27,229

Health Care Equipment & Supplies   1.0%

Medtronic                                                 510,000         25,332

                                                                          25,332

Health Care Providers & Services   1.7%

Cardinal Health                                           455,000         26,458

CIGNA                                                     210,000         17,130

                                                                          43,588

Pharmaceuticals   4.5%

Bristol Myers Squibb                                      485,000         12,426

Johnson & Johnson                                         430,000         27,270

Merck                                                     930,000         29,890

Schering-Plough                                           860,000         17,957

Wyeth                                                     615,000         26,193

                                                                         113,736

Total Health Care                                                        209,885

INDUSTRIALS & BUSINESS SERVICES   13.0%


Aerospace & Defense   4.1%

Honeywell International                                   980,000         34,702

Lockheed Martin                                           476,000         26,442

Raytheon                                                  577,300         22,416

Rockwell Collins                                          525,000         20,706

                                                                         104,266

Airlines   0.0%

Delta *                                                   200,000          1,496

                                                                           1,496

Commercial Services & Supplies   1.1%

Waste Management                                          902,000         27,006

                                                                          27,006

Electrical Equipment   0.6%

Cooper Industries, Class A                                225,000         15,275

                                                                          15,275

Industrial Conglomerates   3.7%

GE                                                      1,810,000         66,065

Tyco International                                        805,000         28,771

                                                                          94,836

Machinery   0.9%

Eaton                                                     220,000         15,919

Pall                                                      235,000          6,803

                                                                          22,722

Road & Rail   2.6%

CSX                                                       760,000         30,461

Union Pacific                                             520,000         34,970

                                                                          65,431

Total Industrials & Business Services                                    331,032


INFORMATION TECHNOLOGY   5.3%


Communications Equipment   1.4%

Motorola                                                  875,000         15,050

Nokia ADR                                               1,400,000         21,938

                                                                          36,988

Computers & Peripherals   1.0%

Hewlett-Packard                                         1,160,000         24,325

                                                                          24,325

Semiconductor & Semiconductor Equipment   1.2%

Freescale Semiconductor, Class B *                         96,613          1,774

Intel                                                     425,000          9,941

Texas Instruments                                         740,000         18,219

                                                                          29,934

Software   1.7%

Microsoft                                               1,195,000         31,918

Synopsys *                                                585,000         11,478

                                                                          43,396

Total Information Technology                                             134,643


MATERIALS   7.3%


Chemicals   2.3%

DuPont                                                    655,000         32,128

Great Lakes Chemical                                      625,000         17,806

Hercules *                                                515,000          7,648

                                                                          57,582

Metals & Mining   1.7%

Alcoa                                                     455,000         14,296

Nucor                                                     545,000         28,525

                                                                          42,821

Paper & Forest Products   3.3%

Bowater                                                   630,000         27,701

International Paper                                       820,000         34,440

MeadWestvaco                                              670,000         22,707

                                                                          84,848

Total Materials                                                          185,251


TELECOMMUNICATION SERVICES   3.2%


Diversified Telecommunication Services   3.2%

Alltel                                                    260,000         15,278

MCI *                                                     370,090          7,461

Qwest Communications *                                  4,760,000         21,134

Sprint                                                  1,215,000         30,193

Telus (CAD)                                               198,600          5,979

Telus                                                      52,800          1,526

Total Telecommunication Services                                          81,571


UTILITIES   2.8%


Electric Utilities   1.0%

FirstEnergy                                               455,000         17,977

Pinnacle West Capital                                     160,000          7,105

                                                                          25,082

Gas Utilities   1.1%

NiSource                                                1,315,000         29,956

                                                                          29,956

Multi-Utilities & Unregulated Power   0.7%

Duke Energy                                               685,000         17,351

                                                                          17,351

Total Utilities                                                           72,389


Total Common Stocks (Cost  $2,061,251)                                 2,430,387


CONVERTIBLE PREFERRED STOCKS   0.9%


Fannie Mae *                                                   42          4,448

Genworth Financial                                        106,000          3,433

Lehman Brothers                                           240,000          6,524

Schering-Plough                                            77,000          4,312

UnumProvident                                             140,000          4,248


Total Convertible Preferred Stocks (Cost  $20,200)                        22,965


CONVERTIBLE BONDS   0.1%


Delta Air Lines, 144A, 2.875%, 2/18/24                  3,970,000          2,708


Total Convertible Bonds (Cost  $3,809)                                     2,708

SHORT-TERM INVESTMENTS   6.0%


Money Market Fund   5.9%

T. Rowe Price Reserve Investment Fund, 2.28% #!       149,170,054        149,170

                                                                         149,170

U.S. Treasury Obligations   0.1%

U.S. Treasury Bills, 1.702%, 1/27/05                    2,750,000          2,747

                                                                           2,747

Total Short-Term Investments (Cost  $151,917)                            151,917


Total Investments in Securities

102.5% of Net Assets (Cost $2,237,177)                                $2,607,977
                                                                      ----------


 (1)    Denominated in U.S. dollars unless otherwise noted

   #    Seven-day yield

   *    Non-income producing

   !    Affiliated company - See Note 4

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $2,708 and represents 0.1% of net assets

 ADR    American Depository Receipts

 ADS    American Depository Shares

 CAD    Canadian dollar

 EUR    Euro

 GBP    British pound

 NOK    Norwegian krone

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $149,170)                        $          149,170

  Non-affiliated companies (cost $2,088,007)                           2,458,807

  Total investments in securities                                      2,607,977

Other assets                                                              40,778

Total assets                                                           2,648,755

Liabilities

Total liabilities                                                        105,570

NET ASSETS                                                    $        2,543,185
                                                              ------------------

Net Assets Consist of:

Undistributed net investment income (loss)                    $            1,480

Undistributed net realized gain (loss)                                     8,267

Net unrealized gain (loss)                                               370,800

Paid-in-capital applicable to 111,066,369 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                        2,162,638

NET ASSETS                                                    $        2,543,185
                                                              ------------------

NET ASSET VALUE PER SHARE

Investor Class
($2,428,688,629/106,044,948 shares outstanding)               $            22.90
                                                              ------------------

Advisor Class
($114,496,259/5,021,421 shares outstanding)                   $            22.80
                                                              ------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                    $          39,150

  Interest                                                                  122

  Total income                                                           39,272

Expenses

  Investment management                                                  12,876

  Shareholder servicing

    Investor Class                                                        4,441

    Advisor Class                                                            96

  Rule 12b-1 fees - Advisor Class                                           233

  Custody and accounting                                                    185

  Prospectus and shareholder reports

    Investor Class                                                          102

    Advisor Class                                                            11

  Registration                                                              110

  Legal and audit                                                            19

  Directors                                                                   8

  Miscellaneous                                                              17

  Total expenses                                                         18,098

  Expenses paid indirectly                                                   (2)

  Net expenses                                                           18,096

Net investment income (loss)                                             21,176

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             46,338

  Futures                                                                 2,466

  Foreign currency transactions                                            (102)

  Net realized gain (loss)                                               48,702

Change in net unrealized gain (loss) on securities                      244,200

Net realized and unrealized gain (loss)                                 292,902

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                        $         314,078
                                                              -----------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
($ 000s)

                                                          Year
                                                         Ended
                                                      12/31/04          12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                   $     21,176      $     13,750

  Net realized gain (loss)                             48,702           (40,433)

  Change in net unrealized gain (loss)                244,200           382,528

  Increase (decrease) in net assets
  from operations                                     314,078           355,845

Distributions to shareholders

  Net investment income

    Investor Class                                    (18,954)          (14,543)

    Advisor Class                                        (783)             (746)

  Net realized gain

    Investor Class                                          -              (727)

    Advisor Class                                           -               (38)

  Decrease in net assets from distributions           (19,737)          (16,054)

Capital share transactions *

  Shares sold

    Investor Class                                    999,492           380,384

    Advisor Class                                      38,354            23,634

  Distributions reinvested

    Investor Class                                     18,588            14,900

    Advisor Class                                         752               782

  Shares redeemed

    Investor Class                                   (352,114)         (379,074)

    Advisor Class                                     (11,533)          (12,581)

  Increase (decrease) in net assets from
  capital share transactions                          693,539            28,045

Net Assets

Increase (decrease) during period                     987,880           367,836

Beginning of period                                 1,555,305         1,187,469

End of period                                    $  2,543,185      $  1,555,305
                                                 ------------      ------------

(Including undistributed net investment income of $1,480 at 12/31/04 and $404 at 12/31/03)

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

($ 000s)
                                                          Year
                                                         Ended
                                                      12/31/04          12/31/03

*Share information

    Shares sold

      Investor Class                                   47,814            22,359

      Advisor Class                                     1,846             1,370

    Distributions reinvested

      Investor Class                                      829               774

      Advisor Class                                        34                41

    Shares redeemed

      Investor Class                                  (16,637)          (22,388)

      Advisor Class                                      (559)             (750)

    Increase (decrease) in shares outstanding          33,327             1,406


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and Value Fund--Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, invest-ment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $117,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $3,388,000, represents 8.7% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $985,238,000 and $315,290,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $19,737,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                       $     448,356,000

Unrealized depreciation                                             (77,655,000)

Net unrealized appreciation (depreciation)                          370,701,000

Undistributed ordinary income                                         1,570,000

Undistributed long-term capital gain                                  8,276,000

Paid-in capital                                                   2,162,638,000

Net assets                                                    $   2,543,185,000
                                                              -----------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $40,422,000 of capital loss carryforwards.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                           $        (363,000)

Undistributed net realized gain                                          (7,000)

Paid-in capital                                                         370,000

At December 31, 2004, the cost of investments for federal income tax purposes was $2,237,276,000.


NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $1,400,000.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. Through April 30, 2008, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $73,000 for Price Associates, $814,000 for T. Rowe Price Services, Inc., and $1,412,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $217,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $213,000 for shareholder servicing costs related to the college savings plans, of which $158,000 was for services provided by Price and $17,000 was payable at period-end. At December 31, 2004, approximately 3.8% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $96,000 of Spectrum Funds' expenses and $1,103,000 of Retirement Funds' expenses. Of these amounts, $836,000 related to services provided by Price and $126,000 was payable at period-end. At December 31, 2004, approximately 7.7% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 23% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $1,426,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $149,170,000 and $58,570,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 286,489 shares of the Investor Class, representing less than 1% of the fund's net assets.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $105,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $21,167,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $21,167,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1994

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1994                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1994                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Value Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Jeffrey W. Arricale, CPA  (1971)        Vice President, T. Rowe Price and
Vice President, Value Fund              T. Rowe Price Group, Inc.; formerly
                                        student, The Wharton School, University
                                        of Pennsylvania (to 2001); Manager,
                                        Assurance, KPMG LLP (to 1999)

Stephen W. Boesel (1944)                Vice President, T. Rowe Price, T. Rowe
Vice President, Value Fund              Price Group, Inc., and T. Rowe Price
                                        Trust Company

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Value Fund              Price Group, Inc., and T. Rowe Price
                                        Trust Company

Andrew M. Brooks (1956)                 Vice President, T. Rowe Price and
Vice President, Value Fund              T. Rowe Price Group, Inc.

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Value Fund                   Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Value Fund              Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer, Value Fund    President, T. Rowe Price; Vice
                                        President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price
                                        Group, Inc.

David R. Giroux, CFA (1975)             Vice President, T. Rowe Price and
Vice President, Value Fund              T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Value Fund              T. Rowe Price Trust Company

Michael W. Holton (1968)                Vice President, T. Rowe Price and
Vice President, Value Fund              T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Value Fund              Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kara Cheseby Landers, CFA (1963)        Vice President, T. Rowe Price and
Vice President, Value Fund              T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)             Vice President, T. Rowe Price, T. Rowe
President, Value Fund                   Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Value Fund                   and T. Rowe Price Investment Services,
                                        Inc.

Heather K. McPherson, CPA (1967)        Vice President, T. Rowe Price; formerly
Vice President, Value Fund              intern, Salomon Smith Barney (2001);
                                        Vice President of Finance and
                                        Administration, Putnam Lovell
                                        Securities, Inc. (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Brian C. Rogers, CFA, CIC (1955)        Chief Investment Officer, Director, and
Vice President, Value Fund              Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.; Director and
                                        Vice President, T. Rowe Price Trust
                                        Company

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Value Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $11,123               $13,315
     Audit-Related Fees                       1,537                   766
     Tax Fees                                 3,016                 3,458
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005